SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:              August 21, 1998
                    (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-7)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
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(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
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(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

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(Former name, former address and former fiscal year, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c) Exhibits



Item 601 (a)
of Regulation S-K
Exhibit No.                        Description
----------                         -----------

(EX-23) Consent of PricewaterhouseCoopers L.L.P., independent Certified Public Accountants of MBIA Insurance
                    Corporation in connection with Citicorp Mortgage Securities, Inc., REMIC Mortgage Pass-Through Certificates, Series 1998-7

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CITICORP MORTGAGE SECURITIES, INC.
                              (Registrant)


                               By:/s/John H. Outland
                                  ------------------
                                  John H. Outland
                                  Senior Vice President


Dated: August 22, 1998

                                INDEX TO EXHIBITS


                                                           Paper (P) or
Exhibit No.               Description                      Electronic (E)
-----------               -----------                      --------------

(EX-23)            Consent of PricewaterhouseCoopers              E
                   L.L.P., independent Certified Public
                   Accountants of MBIA Insurance Corp-
                   oration in connection with Citicorp
                   Mortgage Securities, Inc., REMIC Mortgage
                   Pass-Through Certificates, Series 1998-7